UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 11, 2026

ContextLogic Holdings Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	000-56773	27-2930953
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2648 International Blvd., Ste 301
Oakland, California		94601
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (415) 965-8476

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Securities registered pursuant to Section 12(g) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value	LOGC	OTCQB

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On June 11, 2026, ContextLogic Holdings Inc. (the “Company”) held its 2026 Annual Meeting of Stockholders (the “Annual Meeting”). At the Annual Meeting, the Company’s stockholders voted on five proposals, each of which is described in more detail in the Company’s amended and restated definitive proxy statement on Schedule 14A filed with the U.S. Securities and Exchange Commission (the “SEC”) on April 28, 2026. The following is a brief description of each matter voted upon and the final voting results for each matter.

Proposal 1. Stockholders approved an amendment to the Company’s Certificate of Incorporation to waive corporate opportunities (the “Corporate Opportunities Proposal”). The voting results were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
27,962,975	1,529,295	21,510	8,184,614

Proposal 2. The two (2) Class I directors proposed by the Company were elected to serve until the Company’s 2029 annual meeting of stockholders or until his respective successor has been duly elected and qualified. The voting results were as follows:

Director Name	Votes For	Votes Withheld	Broker Non-Votes
Raja Bobbili	29,259,720	254,060	8,184,614
Mark Ward	27,774,273	1,739,507	8,184,614

Proposal 3. Stockholders ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026. The voting results were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
37,187,233	460,418	50,743	-

Proposal 4. Stockholders approved, on an advisory basis, the compensation of the Company’s named executive officers for the year ended December 31, 2025. The voting results were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
27,555,870	1,942,230	15,680	8,184,614

Proposal 5. Stockholders approved a proposal to adjourn the annual meeting, if necessary. The voting results were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
27,970,715	1,525,592	17,473	8,184,614

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ContextLogic Holdings Inc.

Date:	June 16, 2026	By:	/s/ Mark Ward
Mark Ward President Principal Executive Officer